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[LOGO]

[LOGO]

Pacific Growth Equities

Life Sciences Growth

Conference

San Francisco, California

June 6-8th, 2005

Forward-Looking Statements

When used anywhere in this presentation the words “expects,” “believes,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia. Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forwardlooking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia’s existing collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s ability to build its pipeline of novel drug candidates, both through its own internally-funded drug discovery programs and third party collaborations, Pharmacopeia’s ability to raise additional capital, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on May 16, 2005, its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

[LOGO]

Pharmacopeia Drug Discovery, Inc. is a biopharmaceutical company, focused on the creation of new small molecule therapeutics to address significant unmet medical needs

Pharmacopeia Overview

PCOP Investment Drivers

•                  Comprehensive, integrated drug discovery capabilities

•                  Proven track record of development success

•                  10 therapeutic candidates with 6 pharma collaborators

•                  Future ‘annuity’ from broad partnered portfolio

•                  Growing portfolio of small molecule drug candidates

•                  4 pharma-partnered clinical programs

•                  6 pharma-partnered pre-clinical programs

•                  5 high-potential unpartnered internal programs

•                  Therapeutic focus in immunological diseases

•                  Out-licensing candidates in other therapeutic areas

•                  Solid financial position

Business Strategy

Build on our proven drug discovery capabilities to be a leader in drug development and the source of a new generation of critically needed therapeutics

The key elements of our business strategy are to:

•                  Discover and develop candidates to clinical validation using our proprietary drug discovery engine

•                   Add to the partnered portfolio, a wholly-owned internal portfolio of high value candidates based on our expertise in immunological diseases

•                   Bring valuable therapeutics to the market

•  by partnering at high value inflection points after clinical validation

Validated Discovery Platform

Comprehensive, integrated	Proven platform applicable
discovery capability	to all therapeutic areas

Compound	Computational	Assay	High Throughput	Medicinal	Pharmacology	Clinical
Collection	Chemistry	Development	Screening	Chemistry

Lead	Hit To Lead	Lead	Pre-clinical	Phase I	Phase II
Discovery		Optimization	Development

Extensive internal expertise	12 active programs in or
80+ chemists, 40+ biologists	approaching the clinic

Successful Discovery Business

10/25/04	Pharmacopeia Announces Expanded Collaboration with Neurocrine

	10/26/04	Biovitrum AB and Pharmacopeia Form Strategic Research Alliance

11/9/04	Pharmacopeia Delivers Development Candidate and Achieves Research Milestone With Organon

	11/30/04	Pharmacopeia Delivers Development Candidate For Oncology Target With Schering-Plough

2/28/05	Celgene Collaboration Results in a Novel Drug Candidate Development

	3/23/05	Pharmacopeia And CV Therapeutics Announce Drug Discovery And Development Collaboration

4/13/05	Pharmacopeia Announces Schering-Plough To Initiate Development Of Novel Small Molecule Drug Candidate Identified By Pharmacopeia

5/25/05	Pharmacopeia Receives Milestone Payments As Candidate Enters Regulatory GLP Toxicology Studies

Business Evolution

Drugs in the clinic
Drug Discovery &
Development Assets

• ultra-large libraries	Advance internal pipeline to the clinic
• HTS capability
• lead optimization
• ADME Tox
• early product portfolio
• intellectual property

Evolve successful
collab. business

2005-2006	2007+

Partnered Product Portfolio

Milestones Today And Royalties In The Future

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb
PS460644	Asthma/Allergy VLA-4	Daiichi
PS938285	Respiratory	Schering-Plough
PS291822	Inflammation	Schering-Plough
PS095760	Oncology	Schering-Plough
PS891169	Inflammation/ Arthritis	Berlex
PS778629	CNS	Organon
PS241541	Oncology	Schering-Plough
PS873266	Inflammation	Celgene
PS386113	Inflammation	Schering-Plough

Implementation

•                  Evolve the successful collaboration drug discovery business

•                  capture an increasing share of the downstream return

•                  Advance and expand the portfolio of wholly-owned therapeutic product programs

•                  rapidly bring drug candidates to clinical validation

•                  partner at high value inflection points

Product Portfolio – Internal Programs

Wholly-owned Source of Future Drug Candidates

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed
PS608504	Transplantation
JAK-3
PS388023	Angiogenesis
avb3/avb
PS826957	Inflammation
IPR
PS246518	Parkinsons
AdenosineA2a
PS375179	Rheumatoid/MS
CCR1

Robust Pipeline

	4
Partnered	Clinical	Multiple Product
	Develop.	Opportunities

	6
	Pre-Clinical
	Development

Partnered	9
	Lead Optimization
+

Internal	18
	Lead Discovery

	21
	Screening/Screen Development

Therapeutic Focus

Rheumatoid
Arthritis
Multiple		Psoriasis
Sclerosis
Immunobiology
Disease Processes
Inflammatory		Ulcerative Colitis
Bowel
Disease
Asthma

Single Target Modulates Multiple Diseases

Large Market Opportunities

Market Size for Selected Inflammation Therapeutics

US Market Only

2003 Revenues

[CHART]

Source: Defined Health, 2004

Most Advanced Internal Programs

•                  p38 kinase inhibitors – anti-inflammatory

•                  Phase I partnered with Bristol-Myers Squibb

•                  Rheumatoid arthritis and other inflammatory diseases

•                  Potentially best in class

•                  avb3 / avb5 blockers - antiangiogenic

•                  Pharmacopeia wholly-owned

•                  Cancer, ocular and inflammation

•                  Preclinical in vivo efficacy in ocular neovascularization models

•                  JAK-3 kinase inhibitors - immunosuppressant

•                  Pharmacopeia wholly-owned

•                  Transplant rejection, psoriasis and rheumatoid arthritis

•                  Oral activity in vivo in preclinical immunosuppression models

•                  Adenosine A2a antagonists – anti-neurodegenerative

•                  Pharmacopeia wholly-owned

•                  Parkinson’s, Alzheimer’s, Huntingdon’s disease

•                  Oral efficacy in vivo in mouse catalepsy model

•                  p38 kinase inhibitors – anti-inflammatory

•                  Phase I partnered with Bristol-Myers Squibb

•                  Rheumatoid arthritis and other inflammatory diseases

•                  Potentially best in class

•                  avb3 / avb5 blockers - antiangiogenic

•                  Pharmacopeia wholly-owned

•                  Cancer, ocular and inflammation

•                  Preclinical in vivo efficacy in ocular neovascularization models

•                  JAK-3 kinase inhibitors - immunosuppressant

•                  Pharmacopeia wholly-owned

•                  Transplant rejection, psoriasis and rheumatoid arthritis

•                  Oral activity in vivo in preclinical immunosuppression models

•                  Adenosine A2a antagonists – anti-neurodegenerative

•                  Pharmacopeia wholly-owned

•                  Parkinson’s, Alzheimer’s, Huntingdon’s disease

•                  Oral efficacy in vivo in mouse catalepsy model

p38 Kinase: Central Role in Inflammation

p38	MK2	TNFa

IL-1

RA – anti-TNFa	RA – anti IL-1

Enbrel
Remicade	Kineret
Humira

Blocks the inflammatory effects of TNFa & IL-1

PS 540466 in clinical Phase I

PCOP Investment Drivers

Potential To Be Best In Class

Mechanism of Action	Reversible inhibitor unlike BIRB-796

CNS Toxicity	No CNS penetration compared to VX-745

Liver Toxicity	Superior CYP profile to Phase II candidates

Specificity for p38	Superior kinase specificity - better off-target profile

Efficacy	Efficacious at very low doses

Most Advanced Internal Programs

•     p38 kinase inhibitors – anti-inflammatory

•     Phase I partnered with Bristol-Myers Squibb

•     Rheumatoid arthritis and other inflammatory diseases

•     Potentially best in class

•     avb3 / avb5 blockers - antiangiogenic

•     Pharmacopeia wholly-owned

•     Cancer, ocular and inflammation

•     Preclinical in vivo efficacy in ocular neovascularization models

•     JAK-3 kinase inhibitors - immunosuppressant

•     Pharmacopeia wholly-owned

•     Transplant rejection, psoriasis and rheumatoid arthritis

•     Oral activity in vivo in preclinical immunosuppression models

•     Adenosine A2a antagonists – anti-neurodegenerative

•     Pharmacopeia wholly-owned

•     Parkinson’s, Alzheimer’s, Huntingdon’s disease

•     Oral efficacy in vivo in mouse catalepsy model

Role of avb3/avb5 in Angiogenesis

1.           avb3 and avb5 have important role in angiogenesis related to:

i.        Age-related macular degeneration (AMD)

ii.       Proliferative diabetic retinopathy (PDR)

2.           avb3 and avb5 are linked to:

i.        Neoplastic progression in malignant melanoma

ii.       Breast cancer cell metastasis

PS388023 In Vivo Antiangiogenic Activity

•      PS388023 active in vivo upon i.p. administration

•     Equally efficacious to Irinotecan in bFGF-induced corneal neovascularization in the rat

•      Superior efficacy to cRGD peptide in a hypoxia-induced rat model of retinal neovascularization

Most Advanced Internal Programs

•     p38 kinase inhibitors – anti-inflammatory

•     Phase I partnered with Bristol-Myers Squibb

•      Rheumatoid arthritis and other inflammatory diseases

•      Potentially best in class

•      avb3 / avb5 blockers - antiangiogenic

•     Pharmacopeia wholly-owned

•     Cancer, ocular and inflammation

•     Preclinical in vivo efficacy in ocular neovascularization models

•      JAK-3 kinase inhibitors - immunosuppressant

•     Pharmacopeia wholly-owned

•     Transplant rejection, psoriasis and rheumatoid arthritis

•     Oral activity in vivo in preclinical immunosuppression models

•      Adenosine A2a antagonists – anti-neurodegenerative

•     Pharmacopeia wholly-owned

•     Parkinson’s, Alzheimer’s, Huntingdon’s disease

•     Oral efficacy in vivo in mouse catalepsy model

Immunosuppressive Agents

T-Cell Activation

[GRAPHIC]

Orally Active JAK-3 Inhibitors

Inhibition of IL-2 Induced IFN-g Production In Mice After Oral Dosing

[CHART]

JAK-3 Competition

•     Clinical - Pfizer

•      PII for psoriasis

•     Transplant

•     Preclinical

•     Pharmacopeia

•     Cytopia

•     Novartis

•     Aventis

•     J&J

Most Advanced Internal Programs

•     p38 kinase inhibitors – anti-inflammatory

•      Phase I partnered with Bristol-Myers Squibb

•     Rheumatoid arthritis and other inflammatory diseases

•     Potentially best in class

•      avb3 / avb5 blockers - antiangiogenic

•     Pharmacopeia wholly-owned

•     Cancer, ocular and inflammation

•     Preclinical in vivo efficacy in ocular neovascularization models

•     JAK-3 kinase inhibitors - immunosuppressant

•     Pharmacopeia wholly-owned

•     Transplant rejection, psoriasis and rheumatoid arthritis

•     Oral activity in vivo in preclinical immunosuppression models

•     Adenosine A2a antagonists – anti-neurodegenerative

•     Pharmacopeia wholly-owned

•     Parkinson’s, Alzheimer’s, Huntingdon’s disease

•     Oral efficacy in vivo in mouse catalepsy model

Adenosine Receptor Antagonist

Adenosine Receptor Subtypes

•     A1

•     Effect on cardiovascular system; heart rate

•     A2a

•     Antagonists effective in Parkinson’s disease

•     A2b

•     Unclear therapeutic application

•     A3

•     Agonists reported to decrease inflammation

Adenosine Receptor Coupling

[GRAPHIC]

Adenosine A2a Receptor

Neurodegenerative Disease Indications

•     A2a receptor antagonists potentiate the anti-parkinsonian response to levodopa in patients, with less dyskinesia

•     A2a receptors may play a more global role in neuronal injury and degeneration

•     A2a antagonists demonstrate a protective role in animal models of stroke, Huntingdon’s and Alzheimer’s

A2a Program Status

•      Potent antagonists

•     6 lead series from screening

•     Pursuing 2 series actively

•     Potent receptor and cell activity

•     > 50-fold selectivity for A1

•     Efficacy in mouse catalepsy model

•     By i.p. and oral routes of administration

Financial Summary

•              Q1 2005 Financial Data

•     $5.7MM in revenue, incl. receipt of milestone from Schering-Plough

•     $4.6MM net loss

•     $35.3MM in cash on March 31, 2005

•              Forecasted Cash December 31, 2005 = $25 - $30MM

•              Valuation Data

•     12.4 MM shares outstanding

•     Post spin range $4.46 - $10.35 (currently ~ $5)

•     Market cap = ~ $60MM

•     Enterprise value = ~ $25MM

The Next 12 Months

•     Expanded product portfolio

•     Continuing revenue flow from collaborations

•     One or more partnered clinical programs may advance

•     Add key clinical expertise

•     Internal program advanced to preclinical development